Exhibit 10.9

WAIVER AND AMENDMENT TO CREDIT AGREEMENT

This Waiver and Amendment to Credit Agreement (this “Amendment”), dated as of March 29, 2010, is among BLUEKNIGHT ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto (collectively, the “Guarantors”), WELLS FARGO BANK, N.A., as Administrative Agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender under the Credit Agreement referred to below, and the Lenders (as defined below) signatory hereto.

R E C I T A L S:

A. The Borrower, the Administrative Agent and the Lenders that are parties thereto (the “Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of February 20, 2008 (as amended, modified, supplemented and waived from time to time, the “Credit Agreement”).

B. The Guarantors have guaranteed the obligations of the Borrower under the Credit Agreement pursuant to that certain Amended and Restated Guaranty, dated as of February 20, 2008, in favor of the Administrative Agent (as amended, supplemented or modified, the “Guaranty”).

C. Section 6.01(a) of the Credit Agreement requires the Borrower to deliver within 90 days of the end of the preceding fiscal year, among other things, certain Consolidated financial statements (all as further described in Section 6.01(a)), to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders (as used herein, the “Auditor’s Report and Opinion”, and such accountant, the “Auditor”), which Auditor’s Report and Opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” (such a qualification or exception, a “Going Concern Qualification”) or like qualification or exception or any qualification or exception as to the scope of such audit.

D. The Borrower has been informed by the Auditor, and has informed the Administrative Agent, that (i) the Auditor’s Report and Opinion to be delivered by the Auditor with respect to the fiscal year ended December 31, 2009 will contain a Going Concern Qualification, (ii) the Auditor’s Report and Opinion to be delivered by the Auditor with respect to the fiscal year ending  December 31, 2010 may contain a Going Concern Qualification, and, accordingly, has requested that the Administrative Agent and the Lenders agree to waive compliance by the Borrower with Section 6.01(a) of the Credit Agreement, solely to the extent set forth herein.

E. The Administrative Agent and the Lenders party hereto are willing to waive compliance with such provisions of the Credit Agreement subject to and upon the terms and conditions set forth in this Amendment.

F. The Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement subject to and upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Definitions.  All capitalized terms used in this Amendment which are not otherwise defined shall have the meanings given to those terms in the Credit Agreement (after taking into account any amendments contained herein).

2. Amendment to Section 1.01 of the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Rate” in its entirety and replacing it with the following:

  “Applicable Rate” means, from and after the March  2010 Waiver Effective Date, (i) with respect to any Base Rate Loan, 7.50% per annum, (ii) with respect to any Eurodollar Rate Loan, 8.50% per annum, and (iii) with respect to any commitment fee, 1.50%.

(b) Section 1.01 of the Credit Agreement is hereby further amended by adding the following language to the definition of “Consolidated EBITDA” before the “,” at the end of clause (a)(i):

“and all Deferred Interest and Deferred Letter of Credit Fees for such period”.

(c) Section 1.01 of the Credit Agreement is hereby further amended by deleting the term “interest expense” from clause (b)(i) of the definition of “Excess Cash Flow” and replacing it with the term “Interest Expense”.

(d) Section 1.01 of the Credit Agreement is hereby further amended by adding the following language to the definition of “Interest Expense” before the “;” at the end of clause (a):

“, but excluding any Deferred Interest accrued on the Loans pursuant to Section 2.08(c)”.

(e) Section 1.01 of the Credit Agreement is hereby further amended by adding the following language to the definition of “Interest Expense” before the “;” at the end of clause (b):

“, but excluding any Deferred Letter of Credit Fees accrued on the Loans pursuant to Section 2.09(a)”.

(f) Section 1.01 of the Credit Agreement is hereby further amended by inserting the following defined terms in their appropriate alphabetical order:

“Deferred Interest” has the meaning specified in Section 2.08(c).

“Deferred Interest Payment Date” has the meaning specified in Section 2.08(c).

“Deferred Letter of Credit Fee” has the meaning specified in Section 2.09(a).

“March 2010 Waiver and Amendment” shall mean that certain Waiver and Amendment to Credit Agreement, dated as of the March 2010 Waiver Effective Date, by and among the Borrower, the Guarantors, the Administrative Agent and each Lender party thereto.

“March 2010 Waiver Effective Date” shall mean March 30, 2010.

“Refinancing” shall mean the repayment in full of the Loans, together with any accrued interest thereon (other than the Deferred Interest), and the termination of all Revolver Commitments pursuant to Section 2.06 of the Credit Agreement on or before the Refinancing Deadline.

“Refinancing Deadline” shall mean January 6, 2011.

3. Amendment to Section 2.08 of the Credit Agreement.  Subsection 2.08(c) of the Credit Agreement is hereby amended by inserting the following prior to the “.” at the end of the first sentence thereof:

“; provided, however, that, beginning on the March 2010 Waiver Effective Date through and including the Interest Payment Date immediately prior to the Maturity Date, on each Interest Payment Date, with respect to each Loan, Borrower shall pay in cash an amount of interest equal to the Applicable Rate, less 2.00% per annum.  The remaining 2.00% per annum shall have, and shall be deemed to have, accrued; provided, however, that the payment thereof shall be deferred (the aggregate amount of such deferred payments of interest, the “Deferred Interest”) and not be payable until the earlier of (i) the Maturity Date and (ii) the repayment in full of the Loans and the termination of all Revolver Commitments pursuant to Section 2.06 of the Credit Agreement (such date, the “Deferred Interest Payment Date”).  Notwithstanding anything to the contrary contained herein or in any other Loan Document, if the Borrower completes a Refinancing, all Deferred Interest accrued through the date of such Refinancing shall be automatically forgiven.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Deferred Interest is not payable until the Deferred Interest Payment Date, and the Deferred Interest accrues as simple interest such that no interest accrues on the Deferred Interest.”

4. Amendment to Section 2.09 of the Credit Agreement.  Subsection 2.09(a) of the Credit Agreement is hereby amended by inserting the following prior to the “.” at the end of the third sentence thereof:

“provided, however, that, beginning on the March 2010 Waiver Effective Date, with respect to each Letter of Credit Fee, Borrower shall pay in cash Letter of Credit Fees equal to the Applicable Rate, less 2.00% per annum.  The remaining 2.00% per annum shall have, and shall be deemed to have, accrued; provided, however, that the payment thereof shall be deferred (for each Letter of Credit, the aggregate amount of such deferred payments, the “Deferred Letter of Credit Fee”) and not be payable until the Deferred Interest Payment Date.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, if the Borrower completes a Refinancing, all Deferred Letter of Credit Fees accrued through the date of such Refinancing shall be automatically forgiven.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Deferred Letter of Credit Fees are not payable until the Deferred Interest Payment Date, and the Deferred Letter of Credit Fees accrue as simple interest such that no interest accrues on the Deferred Letter of Credit Fees.”

5. Amendment to Section 6.01 of the Credit Agreement.  Subsection 6.01(c) is hereby amended by inserting the following sentence at the end of such subsection:

“Within three Business Days after each delivery of monthly financial information pursuant to this subsection (c), the Borrower shall deliver to the Administrative Agent a written report, to be certified by a Responsible Officer, which shall provide a narrative description of such financial information, including, without limitation, a summary and review of the business operations of the Borrower and the Guarantors for such month.”

6. Waiver of Section 6.01 of the Credit Agreement.  Subject to the terms and conditions set forth herein, effective on, and subject to the occurrence of, the Effective Date (as hereinafter defined), the Administrative Agent and the Lenders hereby waive, for the benefit of the Borrower and the Guarantors, compliance by the Borrower with Section 6.01(a) of the Credit Agreement, (a) with respect to the fiscal year ended December 31, 2009 solely to the extent that such Section requires that the Auditor’s Report and Opinion to be delivered by the Auditor shall not be subject to a Going Concern Qualification or like qualification or exception (the “2009 Going Concern Waiver”), provided that the 2009 Going Concern Waiver is limited to a Going Concern Qualification or like qualification or exception relating to the following: (i) inability to raise sufficient capital or revenues to meet obligations; (ii) increased expenses as a result of events surrounding the bankruptcy of the Borrower’s former parent; (iii) the securities class action and other actions currently pending against the Borrower and/or (iv) the Borrower’s potential inability to comply with the financial covenants in the Credit Agreement as a result of the foregoing (the foregoing (i) through (iv), the “Permitted Qualifications”); and (b) with respect to the fiscal year ending December 31, 2010, solely to the extent that such Section requires that the Auditor’s Report and Opinion to be delivered by the Auditor shall not be subject to any Going Concern Qualification (the “2010 Going Concern Waiver”), provided that the 2010 Going Concern Waiver is limited to a Going Concern Qualification (but not any like qualification or exception) related to (i) the Permitted Qualifications and/or (ii) amounts coming due under the Credit Agreement upon reaching the Maturity Date (i.e., the Loans being classified under GAAP as current maturities of long-term debt).  For the avoidance of doubt, except as expressly set forth in this Section, the Lenders have not waived, and do not hereby waive (i) the Borrower’s future obligation to comply with the provisions of Section 6.01(a) waived hereby or (ii) the Borrower’s present and future obligation to comply with each other provision of the Credit Agreement (as amended hereby), including without limitation all other requirements of Section 6.01(a) and Article VII thereof.

7. Excess Cash Flow Prepayment.  The parties hereto hereby agree that the amount of Excess Cash Flow to be paid on March 31, 2010 by Borrower to the Administrative Agent for the benefit of the Lenders to ratably prepay the Loans pursuant to Section 2.05(j) of the Credit Agreement shall be an amount equal to $3,793,394.00, as further set forth on Schedule I, attached hereto and made a part hereof.

8. Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that the following statements are true, correct and complete:

(a) Representations and Warranties.  After giving effect to this Amendment, each of the representations and warranties made by the Borrower and the Guarantors pursuant to the Credit Agreement, as amended hereby, and the other Loan Documents is true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date.

(b) No Default or Event of Default.  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c) Execution, Delivery and Enforceability.  This Amendment has been duly and validly executed and delivered by the Borrower and the Guarantors and constitutes their legal, valid and binding obligations, enforceable against the Borrower and the Guarantors in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity.

9. Conditions to Effectiveness.  This Amendment shall be effective on the date when and if each of the following conditions is satisfied (such date, the “Effective Date”):

(a) Execution and Delivery.  The Administrative Agent shall have received a counterpart of this Amendment executed and delivered by the Borrower, each of the Guarantors and the Required Lenders.

(b) No Default or Event of Default; Accuracy of Representations and Warranties.  The Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that, after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower and the Guarantors herein and in or pursuant to the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective, except to the extent such representations and warranties expressly relate to an earlier date.

(c) Consents and Approvals. All necessary consents and approvals to this Amendment shall have been obtained.

(d) Expense Reimbursements.  The Borrower shall have paid all reasonable invoices presented to the Borrower on or before 5 p.m. (Eastern Time) on March 26, 2010 for expense reimbursements (including reasonable attorneys’ and financial advisors’ fees and disbursements) due to the Administrative Agent and the Lenders in accordance with Section 10.04 of the Credit Agreement.  The payment of invoices presented to the Borrower after 5 p.m. (Eastern Time) on March 26, 2010 shall not be a condition to the effectiveness of this Amendment, provided, that the failure of the Administrative Agent or any Lender to present such an invoice by such time shall not be a waiver of the Borrower’s obligation to pay all such invoices as soon as is reasonably practicable after the Effective Date.

(e) Fees.  The Borrower shall have, and shall be deemed to have, accrued, a fee equal to $1,000,000.00, which shall be paid to the Administrative Agent for the benefit of the Lenders who execute and deliver a counterpart of this Amendment to the Administrative Agent by 5 p.m. (Eastern Time) on March 29, 2010, and allocated pro rata among such Lenders as follows: (i) $500,000.00 by 5 p.m. (Eastern Time) on the Effective Date (the “Effective Date Payment”) and (ii) $500,000 by 5 p.m. (Eastern Time) on June 30, 2010.  For the avoidance of doubt, payment by the Borrower of the Effective Date Payment shall be a condition to the effectiveness of this Amendment.

10. Release.  For purposes of this Section 10, the following terms shall have the following definitions:

“Related Parties” shall mean, with respect to any released party, such party’s parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

“Claims” shall mean  any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

Excluding only the continuing obligations of the Lenders and the Administrative Agent under the Credit Agreement, the Loan Documents and this Agreement, the Borrower and each Guarantor, effective as of the effective date of this Amendment, hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Loan Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the effective date of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Loan Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Loan Documents, in each case to the extent, and only to the extent, that (i) such Claims arose prior to the effective date of this Amendment, (ii) such Claims result or derive from actions taken or not taken by a releasee in its capacity(ies) as a Lender(s) or as Administrative Agent under the Credit Agreement or the Loan Documents; and (iii) such Claims do not result or derive from actions taken or not taken by a releasee with respect to or in relation to SemGroup, SemCrude L.P., SemMaterials, L.P., K.C. Asphalt, L.L.C. or any of their affiliates (other than the Borrower and the Guarantors).

11. Acknowledgement.  The Borrower hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all obligations under the Credit Agreement without offset, defense, cause of action or counterclaim of any kind or nature whatsoever, and the Loan Parties hereby release the Administrative Agent and the Lenders from any and all Claims (as defined in Section 10 of this Amendment) other than as provided in Section 10 of this Amendment.

12. Confirmation of Credit Agreement and Security Documents.  Except as amended by this Amendment, all the provisions of the Credit Agreement remain in full force and effect from and after the date hereof, and each Loan Party hereby ratifies and confirms each Loan Document to which it is a party.  This Amendment shall be limited precisely as written and shall not, except as set forth herein, be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.  From and after the date hereof, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein”, or similar terms, shall refer to the Credit Agreement as amended by this Amendment.  Each of the Borrower and the Guarantors also hereby ratifies and confirms that the Security Documents remain in full force and effect in accordance with their terms and are not impaired or affected by this Amendment.

13. Mutual Representation.  As of the Effective Date, and after giving effect hereto, neither the Lenders parties hereto nor the Borrower nor any Guarantor is aware of the existence of any Default or Event of Default under the Loan Documents.

14. Material Weakness and Restatement.  Reference is made to the Borrower’s Form 8-K filed with the SEC on March 12, 2010, relating to a material weakness in internal control over financial reporting related to the Partnership’s process for analyzing and applying complex accounting associated with debt arrangements, and the Borrower’s need to restate its unaudited financial statements previously filed by the Borrower with the SEC as part of the June 30, 2009 and September 30, 2009 quarterly reports on Form 10-Q (the matters disclosed in such Form 8-K, including the restatement of such financial statements, being hereinafter referred to as the “Material Weakness and Restatement”).  Subject to the terms and conditions set forth herein, effective on, and subject to the occurrence of, the Effective Date, for the avoidance of doubt the Administrative Agent and the Lenders hereby agree that the Material Weakness and Restatement do not constitute a Default or an Event of Default under the Loan Documents.

15. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16. Loan Document.  This Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees and other amounts and expenses) shall constitute Obligations under the Credit Agreement and shall be secured by the Collateral.

17. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page to this Amendment by facsimile transmission or electronic photocopy (e.g. a “.pdf”) shall be as effective as delivery of a manually signed counterpart.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

BLUEKNIGHT ENERGY PARTNERS L.P.
(f/k/a SemGroup Energy Partners, L.P.)

By:	Blueknight Energy Partners G.P., L.L.C.,
its general partner (f/k/a SemGroup Energy Partners, G.P., L.L.C.)

	By:	/s/ Alex G. Stallings
Name: Alex G. Stallings
Title: Chief Financial Officer and Secretary

Guarantors:

BKEP PIPELINE, L.P. (f/k/a SemPipe, L.P.)

By:	BKEP Pipeline G.P., L.L.C.,
its general partner (f/k/a SemPipe G.P., L.L.C.)

	By:	/s/ Alex G. Stallings
Name: Alex G. Stallings
Title: Chief Financial Officer and Secretary

BKEP PIPELINE G.P., L.L.C. (f/k/a SemPipe G.P., L.L.C.)

By:	/s/ Alex G. Stallings
	Name:	Alex G. Stallings
	Title:	Chief Financial Officer and Secretary

BKEP CRUDE, L.L.C. (f/k/a SemGroup Energy Partners, L.L.C.)

By:	/s/ Alex G. Stallings
	Name:	Alex G. Stallings
	Title:	Chief Financial Officer and Secretary

BKEP OPERATING, L.L.C. (f/k/a SemGroup Energy Partners Operating, L.L.C.)

By:	/s/ Alex G. Stallings
	Name:	Alex G. Stallings
	Title:	Chief Financial Officer and Secretary

BKEP MATERIALS, L.L.C. (f/k/a SemMaterials Energy Partners, L.L.C.)

By:	/s/ Alex G. Stallings
	Name:	Alex G. Stallings
	Title:	Chief Financial Officer and Secretary

BKEP STORAGE, L.L.C. (f/k/a SemGroup Crude Storage, L.L.C.)

By:	/s/ Alex G. Stallings
	Name:	Alex G. Stallings
	Title:	Chief Financial Officer and Secretary

BKEP ASPHALT, L.L.C. (f/k/a SGLP Asphalt, L.L.C)

By:	/s/ Alex G. Stallings
	Name:	Alex G. Stallings
	Title:	Chief Financial Officer and Secretary

BKEP MANAGEMENT, INC. (f/k/a SGLP Management, Inc.)

By:	/s/ Alex G. Stallings
	Name:	Alex G. Stallings
	Title:	Chief Financial Officer and Secretary

Lenders:

Wells Fargo Bank, N.A.
(f/k/a Wachovia Bank, National Association),
as L/C Issuer,
Swing Line Lender and Lender

By:	/s/ D. Paul Hulbert III
	Name:	D. Paul Hulbert III
	Title:	Director

The Royal Bank of Scotland N.V.
(f/k/a ABN AMRO Bank N.V.), as a Lender

By:	/s/ Parker H. Douglas
	Name:	Parker H. Douglas
	Title:	Managing Director

By:	/s/ David W. Stack
	Name:	David W. Stack
	Title:	Senior Vice President

Bank of America, N.A., as a Lender

By:	/s/ Cameron D. Taylor
	Name:	Cameron D. Taylor
	Title:	Senior Vice President

The Bank of Nova Scotia, as a Lender

By:	/s/ Marc Graham
	Name:	Marc Graham
	Title:	Director

Bank of Scotland PLC, as a Lender

By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

Blue Ridge Investments LLC, as a Lender

By:	/s/ John Hlebendahl
	Name:	John Hlebendahl
	Title:	VP; Controller

BMO Capital Markets Financing Inc., as a Lender

By:	/s/ Richard A. Garcia
	Name:	Richard A. Garcia
	Title:	Vice President

Credit Agricole Corporate and Investment Bank
(f/k/a Caylon New York Branch), as a Lender

By:	/s/ Anne G. Shean
	Name:	Anne G. Shean
	Title:	Managing Director

By:	/s/ Richard Teitelbaum
	Name:	Richard Teitelbaum
	Title:	Director

Citibank, N.A., as a Lender

By:	________________________________
Name:
Title:

Evergreen High Income Fund, as a Lender

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

Evergreen Income Advantage Fund, as a Lender

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

Evergreen Multi-Sector Income, as a Lender

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

Evergreen Utilities & High Income Fund, as a Lender

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

Fortis Capital Corporation, as a Lender

By:	________________________________
Name:
Title:

Guaranty Bank And Trust Company, as a Lender

By:	________________________________
Name:
Title:

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Phillip D. Martin
	Name:	Phillip D. Martin
	Title:	Senior Vice President

GE Business Financial Services, Inc.,
(f/k/a Merrill Lynch Business Financial Services, Inc), as a Lender

By:	/s/ Stephen P. Lenihan
	Name:	Stephen P. Lenihan
	Title:	Authorized Signatory

One East Liquidity Master LP, as a Lender

By:	/s/ Siuu Toussi
	Name:	Siuu Toussi
	Title:	Partner and Authorized Signatory

One East Partners Master LP, as a Lender

By:	/s/ Siuu Toussi
	Name:	Siuu Toussi
	Title:	Partner and Authorized Signatory

Raymond James Bank FSB, as a Lender

By:	/s/ Garrett McKinnon
	Name:	Garrett McKinnon
	Title:	Senior Vice President

Royal Bank of Canada, as a Lender

By:	/s/ Leslie P. Vowell
	Name:	Leslie P. Vowell
	Title:	Atoerney-In-Fact

Solus Core Opportunities Master Fund, as a Lender

By:	________________________________
Name:
Title:

SunTrust Bank, N.A., as a Lender

By:	/s/ Katherine Bass
	Name:	Katherine Bass
	Title:	First Vice President

UBS Loan Financial LLC, as a Lender

By:	________________________________
Name:
Title:

Woodsland Commercial Bank, as a Lender

By:	/s/ Brian Halbeisen
	Name:	Brian Halbeisen
	Title:	Vice President

Acknowledged:

Wells Fargo Bank, N.A.
(f/k/a Wachovia Bank, National Association),
    as Administrative Agent

By: D. Paul Hulbert III
Name: D. Paul Hulbert III
Title:   Director